EXHIBIT INDEX


Exhibits
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23     Consent  of  Independent  Accountants



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                    CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-20881) of Ralcorp Holdings, Inc. of our report dated June 11, 1999 relating to the financial statements, which appears in this Form 11-K.

/s/  PricewaterhouseCoopers  LLP
--------------------------------

PricewaterhouseCoopers  LLP
St.  Louis,  Missouri

June  29,  1999


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